Supplement dated July 17, 2024 to the Statutory Prospectus dated May 1, 2024 for the following policies issued by Pacific Life Insurance Company:

Pacific Select Exec, Pacific Select Exec II, Pacific Select Exec III, Pacific Select Exec IV, Pacific Select Exec V, Pacific Select Estate Preserver VI, Pacific Select Performer 500, M's Versatile Product, M's Versatile Product VI, M's Versatile Product VII, M's Versatile Product VIII, M's Versatile Product IX, MVP VUL 10, MVP VUL 10 LTP, MVP VUL Accumulator, M's Versatile Product Survivorship II, MVP VUL Survivorship 3, MVP VUL 11, MVP VUL 11 LTP, Pacific Select VUL, Pacific Prime VUL, Pacific Select Excel Survivorship VUL, Pacific Select Survivorship VUL, Pacific Select VUL - Accumulation

And the following policies issued by Pacific Life & Annuity Company:

Pacific Select Exec V

The purpose of this supplement is to update certain underlying fund information.  This supplement must be preceded or accompanied by the Statutory Prospectus (the "Prospectus") for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. "We'', "us'', or "our" refer to Pacific Life Insurance Company or Pacific Life & Annuity, as applicable; "you" or "your" refer to the Policy Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 347-7787 or (800) 748-6907 for New York contracts, or online at PacificLife.com/Prospectuses. Please retain this supplement for future reference.

As of July 1, 2024, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section will be deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses

VanEck VIP Global Resources Fund Initial Class; Van Eck Associates Corporation	1.07%

Form No. 15-53311-00

    85-53312-00